UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

WESTERN ASSET

GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC. (GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 28, 2014

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific. “From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%. However, on November 21, 2014, it cut the rate to 5.6%, the first reduction since July 2012.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

November 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities. Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

Under normal market conditions, the Fund expects to maintain, on an ongoing basis, a dollar-weighted average credit quality of portfolio holdings of investment grade quality. When choosing investments, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, focuses on corporate securities that exhibit pricing inefficiencies, improving credit conditions that offer income opportunities and the potential for high real yields.

At Western Asset we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Andrew J. Belshaw, Keith J. Gardner, Christopher Orndorff, Paul Shuttleworth and Christopher F. Kilpatrick. Mr. Chia-Liang (CL) Lian will join the Fund’s portfolio management team on December 31, 2014, and has been employed by Western Asset as an investment professional since 2011. He also serves as Co-Head of the Emerging Markets Debt Team alongside Mr. Gardner. Prior to joining Western Asset, Mr. Lian spent approximately six years with Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management. It is anticipated that Mr. Gardner will step down as a member of the Fund’s portfolio management team on or about April 30, 2015, and that Mr. Lian will become Head of the Emerging Markets Debt Team at that time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated positive results and largely outperformed equal-durationi Treasuries over the twelve months ended October 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and several geopolitical

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	1

Fund overview (cont’d)

issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended October 31, 2014. Two-year Treasury yields rose from 0.31% at the beginning of the period to 0.50% at the end of the period. Their peak of 0.59% occurred in mid-September 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields were 2.57% at the beginning of the period and reached a low of 2.15% on October 15, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.35%.

All told, the Barclays U.S. Aggregate Indexiii, returned 4.14% for the twelve months ended October 31, 2014. Global investment grade corporate bonds, global high-yield bonds and emerging market debt also generated positive results. Over the reporting period, the Barclays Global Aggregate Corporate Indexiv returned 3.38%, the Barclays Global High Yield Index (USD hedged)v returned 4.55% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 7.20%.

Q. How did we respond to these changing market conditions?

A. While we maintained the general theme of a higher quality global levered credit mandate with an emphasis on the Financials sector, we did make a number of adjustments during the reporting period. We marginally decreased our exposure to longer duration investment-grade corporate bonds to 44.6% (a reduction of roughly 3.4%) while generally maintaining our allocations to high-yield corporate bonds, emerging market debt and structured products at 28.1%, 17.8% and 4.4%, respectively, at the end of the reporting period. We concluded the period with a cash balance of roughly 2% which we were reserving for new opportunities as volatility has increased across fixed income markets recently. From a quality prospective, the Fund continued to allocate roughly two-thirds of its portfolio in investment-grade rated bonds. However, within our high-yield allocation we added to our lower-quality high-yield exposure toward the end of the period and trimmed our allocation to higher-quality longer-duration high-yield securities that had outperformed during the reporting period. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

We continued to emphasize credit risk over interest rate risk during the period. In terms of duration, the Fund ended the period at roughly 4.98 years (net basis), which was a little more than a year shorter than the investment-grade global bond market, making the Fund less sensitive to changes in interest rates. During the reporting period, we employed U.S. Treasury futures to manage the Fund’s duration. These futures contracts did not meaningfully impact performance. Currency forwards were used to manage our currency exposure. They materially contributed to results given the strengthening of the U.S. dollar versus the euro, as the European economy and outlook for growth in the region remained challenged. However, these gains from currency hedges were essentially offset by the decrease in the value of our non-U.S. dollar denominated bonds when translated back to U.S. dollars.

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 21% of the gross assets of the Fund, versus roughly 19% at the beginning of the period. Overall, the use of leverage, as well as the tactical management of leverage, were positives for performance during the twelve months ended October 31, 2014.

Finally, we opportunistically purchased shares of the Fund in the open market at various times during the reporting period. We spent roughly $2.1 million on our shares that we felt offered both an attractive discount to net asset value (“NAV”)vii and a relatively high income opportunity for our shareholders.

Performance review

For the twelve months ended October 31, 2014, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 6.18% based on its NAV and 8.67% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Corporate Index, returned 3.38% for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned 6.12% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.39 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2014
Price Per Share	12-month Total Return**
$20.20 (NAV)	6.18	%†
$18.22 (Market Price)	8.67	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. While we have always managed the Fund as a global levered credit mandate, we will discuss the portfolio in relation to the Fund’s unmanaged and unlevered benchmark. The largest contributor to the Fund’s relative performance during the reporting period was its out-of-benchmark (securities held by the Fund but not included in the benchmark) exposure to high-yield corporate bonds. Leading contributors to Fund performance during the period included overweight positions in Sprint Nextel Corp. and Wind Acquisition Finance. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their improved fundamental performance and investors continued to

*	For the tax character of distributions paid during the fiscal year ended October 31, 2014, please refer to page 42 of this report.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	3

Fund overview (cont’d)

appreciate the new ownership structure at the company. In July 2013, Japan’s investment grade rated wireless operator SoftBank acquired the company. After the reporting period ended, Sprint posted third quarter 2014 fundamental results that were marginally lower than expectations and bondholders were introduced to a new Chief Executive Officer. Its bonds have recently underperformed the high-yield corporate bond market. However, longer-term we think that Sprint Nextel Corp.’s bonds are attractive at these levels and we are maintaining our exposure. Wind Acquisition Finance is the third largest wireless provider and the second largest wireline provider in Italy. Our high coupon CCC-rated Wind Acquisition Finance exposure performed very well, with the company also receiving an equity injection from their parent company, BB-rated Vimplecom. Furthermore, Wind Acquisition Finance was able to access debt markets in order to refinance at lower rates.

The Fund’s security selection in investment-grade corporate bonds was also additive for results. Examples of strong contributors were the Fund’s overweight positions in Barclays and Verizon Communications. Despite the heightened volatility from the Scottish Independence vote, our Barclays exposure benefited performance as investor sentiment, overall, improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamental prospects from the company’s cost cutting initiatives. Additionally, the cyclical improvement in the UK economy has helped increase the value of the bank’s assets. Fundamental performance at Verizon Communications continued to strengthen, increasing the value of the Fund’s positions that we acquired during the company’s large new bond offering in September 2013.

The Fund’s out-of-benchmark exposure to emerging market debt was also rewarded. In particular, overweight positions in Turkish sovereign debt and Brazilian diversified metals and mining company Vale Overseas Ltd. contributed to performance. Turkish sovereign debt benefited from a positive technical environment, including emerging market investors looking for more stability and moving some exposure out of Russia, Ukraine and certain challenged Latin American countries and into Turkey government bonds, sending their prices higher. Although Turkish economic data has been underwhelming, they do import oil, so a decline in prices should be beneficial for its economy. Expectations of a regime change following Brazil’s presidential election caused Brazilian corporate bonds to perform well and our longer dated holding in Vale Overseas Ltd. benefited from this rally.

The Fund had a modest out-of-benchmark exposure to structured products, such as non-agency mortgage-backed securities (“MBS”). They performed well and outperformed the benchmark, driven by overall strong demand, limited supply and improving fundamentals in the housing market. Other structured products, including commercial mortgage-backed securities and asset-backed securities, were also beneficial for results.

Q. What were the leading detractors from performance?

A. While the Fund significantly outperformed its benchmark during the reporting period, a number of individual holdings detracted from performance. In the high-yield bond market, an overweight position in Quicksilver

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Resources, Inc., an oil and gas exploration and production company, was negative for performance. It was negatively impacted by an increase in the supply of both oil and natural gas as global demand waned. Additionally, the company has been unsuccessful thus far at disposing of non-core assets and improving its balance sheet as previously outlined by management. The Fund’s Quicksilver Resources bonds materially underperformed the benchmark. Elsewhere, while the Fund’s large allocation to investment-grade corporate bonds performed very well during the reporting period, its overweight position in Cliffs Natural Resources was a drag on results. This metals and mining company was hurt by declining commodity prices, partially triggered by moderating demand from China. Finally, in the emerging market debt asset class, an overweight in Venezuelan sovereign debt detracted from results as investor sentiment was challenged given a number of political and economic headwinds.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 18, 2014

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of October 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	5

Fund overview (cont’d)

upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Financials (35.3%), Consumer Discretionary (13.9%), Telecommunication Services (11.6%), Materials (10.8%) and Energy (10.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Global Aggregate Corporate Index is the corporate component of the Barclays Global Aggregate Index, which is comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

[v]

The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	7

Spread duration (unaudited)

Economic exposure — October 31, 2014

Total Spread Duration
GDO	— 4.11 years
Benchmark	— 6.28 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2014

Total Effective Duration
GDO	— 4.01 years
Benchmark	— 6.28 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	9

Schedule of investments

October 31, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 108.7%
Consumer Discretionary — 13.8%
Auto Components — 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	175,000	EUR	$247,262	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	1,027,007	(a)
Total Auto Components					1,274,269
Automobiles — 0.4%
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,300,000		1,313,451	(b)
Diversified Consumer Services — 0.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	166,969	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	190,000	GBP	324,459
Total Diversified Consumer Services					491,428
Hotels, Restaurants & Leisure — 2.9%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	1,000,000		950,000	(a)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	650,000		646,750	(a)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	250,000		233,125	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		755,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,470,000		1,109,850
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	170,000		158,737	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	300,000		301,500	(a)(d)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,440,000		1,389,600	(a)
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,222,500
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	426,105	GBP	774,361
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,510,000		1,472,250	(a)
Total Hotels, Restaurants & Leisure					9,013,673
Household Durables — 0.2%
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	700,000		726,250	(a)
Media — 8.0%
Altice SA, Senior Secured Notes	7.750%	5/15/22	1,430,000		1,505,075	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,668,125
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	132,776	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	140,000	EUR	191,231	(c)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	136,593	(a)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,081,281	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,116,250
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		2,093,092

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	640,000		$537,200
MDC Partners Inc., Senior Notes	6.750%	4/1/20	300,000		312,375	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,316,058	(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,110,000		1,136,363	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		734,479	(a)(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,885,858	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	483,000	EUR	665,799	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,626,744	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,236,477	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,320,507	(c)
Videotron Ltd, Senior Notes	7.125%	1/15/20	2,000,000	CAD	1,903,216	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,000,000		1,043,750	(a)
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	1,991,592	(c)
Total Media					24,634,841
Multiline Retail — 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		182,700
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,000,000		1,075,000	(a)(d)
Total Multiline Retail					1,257,700
Specialty Retail — 1.1%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	200,000	GBP	353,854	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	312,974	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,544,406	(b)
Total Specialty Retail					3,211,234
Textiles, Apparel & Luxury Goods — 0.2%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	630,000		606,375	(a)(d)
Total Consumer Discretionary					42,529,221
Consumer Staples — 6.2%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	660,000		684,750	(a)
Food & Staples Retailing — 1.1%
CVS Health Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,256,385	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,113,751
Total Food & Staples Retailing					3,370,136
Food Products — 0.4%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	659,000		725,724
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	471,000		489,840	(a)
Total Food Products					1,215,564

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	11

Schedule of investments (cont’d)

October 31, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		$825,740	(a)
Tobacco — 4.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	500,000		480,000
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,354,075	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,243,937
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,587,296	(c)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,826,483	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,639,960	(b)
Total Tobacco					13,131,751
Total Consumer Staples					19,227,941
Energy — 10.3%
Energy Equipment & Services — 0.5%
Parker Drilling Co., Senior Notes	6.750%	7/15/22	740,000		678,950	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	820,000		747,225	(a)
Total Energy Equipment & Services					1,426,175
Oil, Gas & Consumable Fuels — 9.8%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,696,231	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	1,410,000		1,374,750	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,327,625		1,457,068	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,975,875
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	800,000		728,000	(a)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,511,218	(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,050,000		1,086,750	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		451,407	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		689,263	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		326,384	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		1,944,797	(c)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	550,000		591,250	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,078,350
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	380,000		404,989
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		786,402
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,256,925	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,003,641	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000		787,948	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	500,000		257,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,716,050	(c)

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	550,000		$551,375	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	2,830,000		3,038,713	(a)
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	330,000		290,400	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	490,000		514,500
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		678,003	(b)
Total Oil, Gas & Consumable Fuels					30,197,789
Total Energy					31,623,964
Financials — 34.1%
Banks — 22.2%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,842,008	(c)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,750,000		6,274,687
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	240,000		248,280	(e)(f)
BBVA International Preferred SA Unipersonal, Junior Subordinated	6.255%	1/21/15	400,000	GBP	645,639	(e)(f)
BNP Paribas Fortis SA, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,704,162
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,128,168
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,790,583
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,611,078	(a)(b)(e)(f)
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	598,254	(c)(e)(f)
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	900,000		1,022,625	(a)(b)(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,944,288	(a)(b)(e)(f)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	2,000,000		2,249,756	(a)(b)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	2,670,000		2,726,738	(b)(e)(f)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	5,098,006	(e)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		1,018,067	(a)(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,940,000		1,899,567	(a)(b)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	665,423	(c)(e)(f)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	5,870,000		5,847,987	(b)(e)(f)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	250,000		251,250	(b)(e)(f)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,570,000		1,605,626	(b)(f)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,080,732	(e)
National Capital Trust I, Junior Subordinated Bond	5.620%	12/17/18	266,000	GBP	446,796	(c)(e)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,570,000		2,783,199	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,420,000	AUD	1,467,992	(c)(e)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,105,440	(a)(b)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,120,000		$1,189,325	(a)(b)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	581,190	(e)(f)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,362,909	(c)(e)(f)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,779,379	(c)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,848,504	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/15/14	3,660,000		3,559,350	(b)(e)(f)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	2,910,000		3,002,683	(b)(e)(f)
Total Banks					68,379,691
Capital Markets — 3.3%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	516,000	GBP	769,158	(c)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	12/15/14	1,300,000		984,100	(e)(f)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,946,382
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	1,049,895
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,512,147
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,825,045	(c)
Total Capital Markets					10,086,727
Consumer Finance — 2.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,933,568	(b)(e)
SLM Corp., Medium-Term Notes	5.050%	11/14/14	2,400,000		2,401,500	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,880,000		2,162,000	(b)
Total Consumer Finance					6,497,068
Diversified Financial Services — 3.1%
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,493,892	(c)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,278,644	(c)(e)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,284,000	(b)(e)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,382,500	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,238,762	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	748,610	(e)(f)
Total Diversified Financial Services					9,426,408
Insurance — 3.0%
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	664,170	(e)(f)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,098,760	(a)(b)(e)(f)
ELM BV, Subordinated Notes	5.252%	5/25/16	550,000	EUR	723,818	(c)(e)(f)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,745,125	(a)(b)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	648,919	(e)(f)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		384,750	(a)(b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	683,709	(c)(e)(f)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	$915,242	(c)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,362,967	(b)
Total Insurance					9,227,460
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,230,000		1,306,875	(a)
Total Financials					104,924,229
Health Care — 3.8%
Health Care Equipment & Supplies — 0.4%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	690,000		652,913
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	573,880	(c)
Total Health Care Equipment & Supplies					1,226,793
Health Care Providers & Services — 2.9%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	755,859	(c)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,000,000		1,057,500
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,181,159	(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	200,000	EUR	262,848	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,200,000	EUR	1,513,555	(c)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,537,115	(b)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	670,000		628,192
Total Health Care Providers & Services					8,936,228
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,428,027	(a)
Total Health Care					11,591,048
Industrials — 7.9%
Aerospace & Defense — 0.9%
Bombardier Inc., Senior Notes	6.125%	5/15/21	1,200,000	EUR	1,680,474	(c)
Erickson Inc., Secured Notes	8.250%	5/1/20	1,189,000		1,129,550
Total Aerospace & Defense					2,810,024
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	610,000		642,025	(a)
Airlines — 1.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		340,923	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,627,941	(c)
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	2,203,905		2,490,413
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	43,286		47,831	(b)
Total Airlines					4,507,108

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Building Products — 0.5%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	870,000		$837,375	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	627,530	(a)
Total Building Products					1,464,905
Commercial Services & Supplies — 1.5%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	470,000		470,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,570,000		1,624,950
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,640,131	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	500,000		538,750	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	420,000		425,095	(a)
Total Commercial Services & Supplies					4,698,926
Construction & Engineering — 1.0%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	410,000	EUR	540,317	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	131,785	(c)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	720,000		740,700	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	920,000		938,400	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	740,000		756,650	(a)
Total Construction & Engineering					3,107,852
Electrical Equipment — 0.0%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	131,897	(a)
Machinery — 0.7%
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,195,000	EUR	1,612,823	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	280,000	EUR	382,335	(a)
Total Machinery					1,995,158
Marine — 0.4%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	371,825		317,165	(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	174,000		174,435
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	630,000		664,650
Total Marine					1,156,250
Road & Rail — 0.6%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	194,627	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,630,000		1,754,287	(a)
Total Road & Rail					1,948,914
Transportation — 0.6%
CMA CGM, Senior Notes	8.500%	4/15/17	1,750,000		1,767,500	(a)
Total Industrials					24,230,559

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 3.1%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	770,000		$787,325
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	250,000	EUR	337,003	(a)
Total Electronic Equipment, Instruments & Components					1,124,328
Internet Software & Services — 0.7%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	2,110,000		2,115,275	(a)(d)
IT Services — 1.1%
First Data Corp., Secured Notes	8.250%	1/15/21	3,040,000		3,313,600	(a)
Software — 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	670,000	EUR	854,304	(a)
Technology Hardware, Storage & Peripherals — 0.7%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,000,000		2,149,190	(b)
Total Information Technology					9,556,697
Materials — 10.8%
Chemicals — 0.9%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	460,000		476,100	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	780,293	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		841,160	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	554,000	EUR	712,670	(a)
Total Chemicals					2,810,223
Construction Materials — 0.8%
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	660,000		648,252	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	750,000		761,250	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	989,357	(c)
Total Construction Materials					2,398,859
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	88,235		90,441	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	930,000		969,525	(a)
SGD Group SAS, Senior Secured Bonds	5.625%	5/15/19	1,230,000	EUR	1,486,841	(c)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		1,023,350	(a)
Total Containers & Packaging					3,570,157
Metals & Mining — 6.0%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,008,000		1,087,380
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	500,000		576,377	(b)
Cliffs Natural Resources Inc., Senior Notes	5.200%	1/15/18	840,000		743,400
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,130,250	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	17

Schedule of investments (cont’d)

October 31, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Evraz Group SA, Notes	9.500%	4/24/18	450,000		$462,938	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	984,000		884,586	(c)
Evraz Group SA, Senior Notes	6.500%	4/22/20	340,000		305,650	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,554,375	(a)
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	1,562,000		1,624,480	(a)
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	1,300,000		1,311,023	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000		1,745,327
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	800,000		648,000	(a)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		734,800
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,732,244
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		386,148
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		297,050	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	990,000		1,014,750	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,327,329
Total Metals & Mining					18,566,107
Paper & Forest Products — 1.9%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,433,017
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	260,000		265,772
Lecta SA, Senior Secured Notes	8.875%	5/15/19	1,120,000	EUR	1,487,740	(c)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	930,000		895,125
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,731,372
Total Paper & Forest Products					5,813,026
Total Materials					33,158,372
Telecommunication Services — 11.6%
Diversified Telecommunication Services — 9.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	316,000		319,160	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,188,444	(c)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	500,000		532,500
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		402,188
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	625,000		690,625
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		706,875	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,879,887	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	350,005	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	292,986	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,070,000		2,103,638	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,215,850	(b)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,575,786	(b)

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,910,000		$2,182,175
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,210,375	(c)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	845,124	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	423,408	(c)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	5,280,000		5,917,270	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		204,072	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,800,000		1,899,000
Total Diversified Telecommunication Services					27,939,368
Wireless Telecommunication Services — 2.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,319,575
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		783,705
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	560,000	EUR	735,098	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		733,125
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,245,000
Sprint Corp., Senior Notes	7.125%	6/15/24	980,000		1,010,625	(a)
Total Wireless Telecommunication Services					7,827,128
Total Telecommunication Services					35,766,496
Utilities — 7.1%
Electric Utilities — 3.0%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,843,800	(a)
Electricite de France, Junior Subordinated Notes	5.625%	1/22/24	2,500,000		2,650,625	(a)(b)(e)(f)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	880,000	GBP	1,546,750	(c)(e)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	992,177	(c)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,930,000		2,299,176	(b)
Total Electric Utilities					9,332,528
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,115,357	(c)
Independent Power and Renewable Electricity Producers — 1.8%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,776,000		1,975,800	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,523,100	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,132,487
Total Independent Power and Renewable Electricity Producers					5,631,387
Multi-Utilities — 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,324,355	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,448,975	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	19

Schedule of investments (cont’d)

October 31, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Multi-Utilities — continued
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	$1,904,402
Total Multi-Utilities					5,677,732
Total Utilities					21,757,004
Total Corporate Bonds & Notes (Cost — $317,818,012)					334,365,531
Asset-Backed Securities — 2.0%
Argent Securities Inc., 2004-W10 A2	0.935%	10/25/34	816,891		796,008	(e)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.127%	6/25/33	1,559,883		1,507,545	(e)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	617,983		550,005	(e)
Home Equity Asset Trust, 2004-8 M1	1.022%	3/25/35	641,516		615,184	(e)
Park Place Securities Inc., 2004-WCW1 M2	1.172%	9/25/34	973,240		966,836	(e)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	5.470%	9/25/33	638,683		663,122
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	129,362		133,874	(e)
Soundview Home Equity Loan Trust, 2005-3 M2	0.932%	6/25/35	118,095		117,317	(e)
Structured Asset Securities Corp., 2002-HF1 A	0.732%	1/25/33	992,317		927,043	(e)
Total Asset-Backed Securities (Cost — $5,725,964)					6,276,934
Collateralized Mortgage Obligations — 2.0%
ARM Trust, 2004-5 4A1	4.817%	4/25/35	400,979		395,107	(e)
Bear Stearns ARM Trust, 2005-12 24A1	5.606%	2/25/36	57,806		54,231	(e)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.645%	7/27/36	203,672		207,134	(a)(e)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.819%	7/10/38	1,500,000		1,598,954	(e)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	272,599		276,006	(a)
HarborView Mortgage Loan Trust, 2004-10 4A	2.557%	1/19/35	292,318		293,341	(e)
JPMorgan Mortgage Trust, 2005-A5 1A2	2.656%	8/25/35	1,206,977		1,204,883	(e)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.353%	4/25/31	1,505,069		1,355,374	(e)
Sequoia Mortgage Trust, 2003-03 A1	0.817%	7/20/33	600,659		590,776	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.066%	9/25/36	81,351		72,737	(e)
Total Collateralized Mortgage Obligations (Cost — $5,619,411)					6,048,543
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $48,568)	8.000%	1/31/20	360,800	MXN	42,869	(a)
Senior Loans — 1.0%
Consumer Discretionary — 0.1%
Household Durables — 0.1%
William Lyon Homes Inc., Bridge Term Loan	—	8/12/22	267,692		266,354	(h)(i)(j)

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 0.5%
Health Care Providers & Services — 0.5%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	630,000		$646,341	(g)(h)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	770,000		766,150	(g)(h)
Total Health Care					1,412,491
Utilities — 0.4%
Independent Power and Renewable Electricity Producers — 0.4%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	1,273,594		1,272,599	(g)(h)
Total Senior Loans (Cost — $2,953,845)					2,951,444
Sovereign Bonds — 4.7%
Brazil — 1.4%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	560,000		573,300	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	10,052,000	BRL	3,885,940
Total Brazil					4,459,240
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,624,688	(a)
Peru — 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	495,964
Turkey — 1.1%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	3,000,000		3,327,900
United Arab Emirates — 0.5%
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,556,250	(c)
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,843,063	(c)
Venezuela — 0.4%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,860,000		1,246,200
Total Sovereign Bonds (Cost — $15,219,251)					14,553,305

			Shares
Common Stocks — 0.9%
Financials — 0.9%
Banks — 0.9%
Citigroup Inc.			48,867		2,615,850
Industrials — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A Shares			139,004		54,907	*
Total Common Stocks (Cost — $2,611,704)					2,670,757

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	21

Schedule of investments (cont’d)

October 31, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.4%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp.	6.000%		3,300	$255,354
Financials — 0.3%
Capital Markets — 0.3%
State Street Corp.	5.900%		37,454	977,549	(e)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		3,050	81,191	(e)
Total Financials				1,058,740
Total Preferred Stocks (Cost — $1,347,989)				1,314,094
Total Investments before Short-Term Investments (Cost — $351,344,744)				368,223,477

		Maturity Date	Face Amount†
Short-Term Investments — 2.1%
Repurchase Agreements — 2.1%
State Street Bank & Trust Co. repurchase agreement dated 10/31/14; Proceeds at maturity — $6,483,000; (Fully collateralized by U.S. government agency obligations, 2.120% due 11/7/22; Market Value — $6,616,352) (Cost — $6,483,000)	0.000%	11/3/14	6,483,000	6,483,000
Total Investments — 121.8% (Cost — $357,827,744#)				374,706,477
Liabilities in Excess of Other Assets — (21.8)%				(67,075,722)
Total Net Assets — 100.0%				$307,630,755

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(j)	All or a portion of this loan is unfunded as of October 31, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $361,668,487.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

Summary of Investments by Country (unaudited)**
United States	43.5%
United Kingdom	13.0
France	6.1
Brazil	4.6
Australia	3.0
Netherlands	2.7
Russia	2.6
Spain	2.6
Italy	2.4
Mexico	1.9
Germany	1.6
Luxembourg	1.6
Canada	1.3
Switzerland	1.3
Chile	1.2
Colombia	0.9
Qatar	0.9
Turkey	0.9
Trinidad and Tobago	0.9
United Arab Emirates	0.8
Malaysia	0.7
Belgium	0.6
Finland	0.5
South Africa	0.4
India	0.4

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	23

Schedule of investments (cont’d)

October 31, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country (unaudited)** continued
Venezuela	0.3%
Morocco	0.2
Japan	0.2
Kazakhstan	0.2
Poland	0.2
Bahamas	0.2
Argentina	0.2
Sweden	0.2
Peru	0.1
Indonesia	0.1
Ireland	0.0 ‡
Short-Term Investments	1.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2014 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $357,827,744)	$374,706,477
Foreign currency, at value (Cost — $634,293)	603,054
Interest and dividends receivable	6,580,460
Unrealized appreciation on forward foreign currency contracts	6,574,643
Receivable for securities sold	1,628,877
Deposits with brokers for open futures contracts	130,006
Receivable from broker — variation margin on open futures contracts	19,070
Prepaid expenses	12,131
Total Assets	390,254,718

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	80,000,000
Due to custodian	1,392,326
Payable for securities purchased	721,700
Investment management fee payable	268,073
Unrealized depreciation on forward foreign currency contracts	124,774
Interest payable	14,652
Directors’ fees payable	3,660
Accrued expenses	98,778
Total Liabilities	82,623,963
Total Net Assets	$307,630,755

Net Assets:
Par value ($0.001 par value; 15,230,660 shares issued and outstanding; 100,000,000 shares authorized)	$15,231
Paid-in capital in excess of par value	289,902,316
Overdistributed net investment income	(1,441,618)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(3,900,319)
Net unrealized appreciation on investments, futures contracts and foreign currencies	23,055,145
Total Net Assets	$307,630,755

Shares Outstanding	15,230,660

Net Asset Value	$20.20

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	25

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Interest	$23,890,614
Dividends	42,052
Less: Foreign taxes withheld	(25,182)
Total Investment Income	23,907,484

Expenses:
Investment management fee (Note 2)	3,110,713
Interest expense (Note 3)	554,709
Audit and tax fees	58,280
Directors’ fees	54,105
Legal fees	46,360
Transfer agent fees	43,021
Fund accounting fees	30,707
Shareholder reports	29,578
Stock exchange listing fees	25,026
Custody fees	23,855
Insurance	6,924
Miscellaneous expenses	10,325
Total Expenses	3,993,603
Net Investment Income	19,913,881

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,074,622
Futures contracts	(6,557)
Foreign currency transactions	(4,259,961)
Net Realized Loss	(3,191,896)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,496,130)
Futures contracts	(149,108)
Foreign currencies	9,448,148
Change in Net Unrealized Appreciation (Depreciation)	1,802,910
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(1,388,986)
Increase in Net Assets from Operations	$18,524,895

See Notes to Financial Statements.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment income	$19,913,881	$19,000,118
Net realized loss	(3,191,896)	(4,001,210)
Change in net unrealized appreciation (depreciation)	1,802,910	2,610,981
Increase in Net Assets From Operations	18,524,895	17,609,889

Distributions to Shareholders From (Note 1):
Net investment income	(21,242,289)	(20,360,827)
Net realized gains	—	(1,192,678)
Return of capital	—	(232,711)
Decrease in Net Assets From Distributions to Shareholders	(21,242,289)	(21,786,216)

Fund Share Transactions:
Reinvestment of distributions (0 and 25,727 shares issued, respectively)	—	523,463
Cost of shares repurchased (116,116 and 0 shares repurchased, respectively)	(2,103,258)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(2,103,258)	523,463
Decrease in Net Assets	(4,820,652)	(3,652,864)

Net Assets:
Beginning of year	312,451,407	316,104,271
End of year*	$307,630,755	$312,451,407
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(1,441,618)	$2,868,339

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	27

Statement of cash flows

For the Year Ended October 31, 2014

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$18,524,895
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(84,398,408)
Sales of portfolio securities	90,800,066
Net purchases, sales and maturities of short-term investments	(6,483,000)
Payment-in-kind	(239,657)
Net amortization of premium (accretion of discount)	3,249,325
Increase in receivable for securities sold	(1,269,977)
Decrease in interest and dividends receivable	573,440
Increase in receivable from broker — variation margin on open futures contracts	(19,070)
Decrease in prepaid expenses	4,505
Decrease in receivable from principal paydown	104
Increase in deposits with brokers for open futures contracts	(130,006)
Decrease in payable for securities purchased	(394,727)
Increase in due to custodian	1,392,326
Increase in investment management fee payable	9,080
Increase in Directors’ fees payable	3,660
Decrease in interest payable	(37,702)
Decrease in accrued expenses	(11,867)
Net realized gain on investments	(1,074,622)
Change in unrealized appreciation of investments and forward foreign currency transactions	(2,126,901)
Net Cash Provided by Operating Activities*	18,371,464

Cash Flows from Financing Activities:
Distributions paid on common stock	$(21,242,289)
Payment for shares repurchased	(2,103,258)
Increase in payable for reverse repurchase agreements	4,000,000
Net Cash Used in Financing Activities	(19,345,547)
Net Decrease in Cash	(974,083)
Cash at Beginning of Year	1,577,137
Cash at End of Year	$603,054

*	Included in operating expenses is cash of $592,411 paid for interest on borrowings.

See Notes to Financial Statements.

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2014[1]	2013[1]	2012[1]	2011[1]	2010[1,2]

Net asset value, beginning of year	$ 20.36	$ 20.63	$ 19.15	$ 20.41	$19.06 [3]

Income from operations:
Net investment income	1.30	1.24	1.33	1.39	1.21
Net realized and unrealized gain (loss)	(0.09)	(0.09)	1.67	(1.09)	1.44
Total income from operations	1.21	1.15	3.00	0.30	2.65

Less distributions from:
Net investment income	(1.39)	(1.33)	(1.50)	(1.48)	(1.30)
Net realized gains	—	(0.08)	(0.02)	(0.08)	—
Return of capital	—	(0.01)	—	—	—
Total distributions	(1.39)	(1.42)	(1.52)	(1.56)	(1.30)
Anti-dilutive impact of repurchase plan	0.02 [4]	—	—	—	—

Net asset value, end of year	$20.20	$20.36	$20.63	$19.15	$20.41

Market price, end of year	$18.22	$18.08	$20.25	$18.05	$19.08
Total return, based on NAV[5,6]	6.18%	5.76%	16.55%	2.13%	14.87%
Total return, based on Market Price[7]	8.67%	(3.84)%	21.54%	2.97%	2.33%

Net assets, end of year (000s)	$307,631	$312,451	$316,104	$291,495	$310,652

Ratios to average net assets:
Gross expenses	1.28%	1.23%	1.34%	1.40%	1.35%[8]
Net expenses[9]	1.28	1.23	1.34	1.40	1.34 [8,10]
Net investment income	6.36	6.04	6.79	7.05	6.76 [8]

Portfolio turnover rate	22%	20%	9%	16%	18%

Supplemental data:
Loans Outstanding, End of Year (000s)	—	—	—	—	$50,000
Asset Coverage for Loan Outstanding	—	—	—	—	721%
Weighted Average Loan (000s)	—	—	—	$21,644	$48,044
Weighted Average Interest Rate on Loans	—	—	—	1.16%	1.18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 24, 2009 (inception date) to October 31, 2010.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[4]	The repurchase plan was completed at an average repurchase price of $18.11 for 116,116 shares and $2,103,258 for the year ended October 31,2014.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	The investment manager has agreed to reimburse all organizational expenses.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	31

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$334,365,531	—	$334,365,531
Asset-backed securities	—	6,276,934	—	6,276,934
Collateralized mortgage obligations	—	6,048,543	—	6,048,543
Convertible bonds & notes	—	42,869	—	42,869
Senior loans:
Consumer discretionary	—	—	$266,354	266,354
Other senior loans		2,685,090	—	2,685,090
Sovereign bonds	—	14,553,305	—	14,553,305
Common stocks	$2,670,757	—	—	2,670,757
Preferred stocks	1,058,740	255,354	—	1,314,094
Total long-term investments	$3,729,497	$364,227,626	$266,354	$368,223,477
Short-term investments†	—	6,483,000	—	6,483,000
Total investments	$3,729,497	$370,710,626	$266,354	$374,706,477
Other financial instruments:
Forward foreign currency contracts	—	$6,574,643	—	$6,574,643
Total	$3,729,497	$377,285,269	$266,354	$381,281,120

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$149,108	—	—	$149,108
Forward foreign currency contracts	—	$124,774	—	124,774
Total	$149,108	$124,774	—	$273,882

†	See Schedule of Investments for additional detailed categorizations.

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	33

Notes to financial statements (cont’d)

contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	35

Notes to financial statements (cont’d)

volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collections of the full amount of accrued interest and principal on these investment may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $124,774. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	37

Notes to financial statements (cont’d)

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,981,549)	$2,981,549

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

38	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$84,156,965	$241,443
Sales	90,552,360	247,706

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,644,340
Gross unrealized depreciation	(8,606,350)
Net unrealized appreciation	$13,037,990

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$74,984,973	0.74%	$80,000,000

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.72% to 0.74% during the year ended October 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $554,709.

At October 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Barclays	0.73%	10/23/2014	TBD	*	$80,000,000

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On October 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $103,406,542.

At October 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	113	12/14	$13,348,641	$13,495,555	$(146,914)
U.S. Treasury 10-Year Notes	2	12/14	250,525	252,719	(2,194)
Net unrealized depreciation on open futures contracts					$(149,108)

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	39

Notes to financial statements (cont’d)

At October 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	408,966	USD	517,491	Citibank N.A.	11/14/14	$(4,962)
GBP	789,660	USD	1,325,488	Citibank N.A.	11/14/14	(62,371)
USD	4,574,392	EUR	3,585,250	Citibank N.A.	11/14/14	81,249
USD	12,364,800	EUR	9,230,239	Citibank N.A.	11/14/14	797,187
USD	1,986,511	GBP	1,232,858	Citibank N.A.	11/14/14	14,468
USD	1,380,982	CAD	1,512,526	Morgan Stanley	11/14/14	39,322
USD	48,178,656	EUR	36,013,751	Morgan Stanley	11/14/14	3,045,139
USD	18,571,525	GBP	11,039,175	Morgan Stanley	11/14/14	913,585
EUR	2,000,000	USD	2,517,860	UBS AG	11/14/14	(11,400)
EUR	773,270	USD	1,000,000	UBS AG	11/14/14	(30,915)
GBP	1,200,000	USD	1,920,336	UBS AG	11/14/14	(851)
GBP	553,727	USD	900,000	UBS AG	11/14/14	(14,275)
USD	11,651,072	EUR	8,705,413	UBS AG	11/14/14	741,187
USD	18,758,990	GBP	11,138,293	UBS AG	11/14/14	942,506
Total						$6,449,869

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2014.

ASSET DERIVATIVES[1]
			Foreign Exchange Risk
Forward foreign currency contracts			$6,574,643
LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$149,108	—	$149,108
Forward foreign currency contracts	—	$124,774	124,774
Total	$149,108	$124,774	$273,882

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

40	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(6,557)	—	$(6,557)
Forward foreign currency contracts[1]	—	$(4,205,526)	(4,205,526)
Total	$(6,557)	$(4,205,526)	$(4,212,083)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(149,108)	—	$(149,108)
Forward foreign currency contracts[1]	—	$9,623,031	9,623,031
Total	$(149,108)	$9,623,031	$9,473,923

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended October 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$2,219,899
Forward foreign currency contracts (to buy)	5,094,261
Forward foreign currency contracts (to sell)	120,710,127

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$19,070	—	$19,070
Forward foreign currency contracts	6,574,643	—	6,574,643
Total	$6,593,713	—	$6,593,713

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$124,774	—	$124,774

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	41

Notes to financial statements (cont’d)

5. Distributions subsequent to October 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/21/2014	11/28/2014	$0.1135
12/19/2014	12/26/2014	$0.1135
1/23/2015	1/30/2015	$0.1135
2/20/2015	2/27/2015	$0.1135

6. Stock repurchase program

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the year ended October 31, 2014, the Fund repurchased and retired 0.76% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 10.66% for the year ended October 31, 2014. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included on the Financial Highlights.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$21,242,289	$20,385,716
Net long-term capital gains	—	1,167,789
Total taxable distributions	$21,242,289	$21,553,505
Tax return of capital	—	232,711
Total distributions paid	$21,242,289	$21,786,216

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,308,783
Deferred capital losses*	(208,684)
Other book/tax temporary differences(a)	(6,601,293)
Unrealized appreciation (depreciation)(b)	19,214,402
Total accumulated earnings (losses) — net	$17,713,208

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

42	Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Global Corporate Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from November 24, 2009 (inception date) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Corporate Defined Opportunity Fund Inc. as of October 31, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from November 24, 2009 (inception date) to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2014

Western Asset Global Corporate Defined Opportunity Fund Inc. 2014 Annual Report	43

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)

Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

Independent Directors cont’d
Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Adjunct Professor, Washington University in St. Louis and University of Iowa law schools and Consultant, corporate governance matters (since 2014); formerly CFO, Press Ganey Associates (health care informatics company) (2012-2014); Managing Director and CFO, Houlihan Lokey (international investment bank and advisory firm) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Western Asset Global Corporate Defined Opportunity Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Interested Director and Officer:
Kenneth D. Fuller[2]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	161
Other board memberships held by Director during past five years	None

46	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global Corporate Defined Opportunity Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with LeggMason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

48	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2017, year 2015 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Global Corporate Defined Opportunity Fund Inc.	49

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

50	Western Asset Global Corporate Defined Opportunity Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global Corporate Defined Opportunity Fund Inc.	51

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

52	Western Asset Global Corporate Defined Opportunity Fund Inc.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global Corporate Defined Opportunity Fund Inc.	53

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft

Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDO

*	Mr. Salacuse retired from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX013050 12/14 SR14-2375

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,400 in 2013 and $53,900 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Corporate Defined Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,100 in 2013 and $3,840 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Global Corporate Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Corporate Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Corporate Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Corporate Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Corporate Defined Opportunity Fund Inc. during the reporting period were $0 in 2014.

(h) Yes. Western Asset Global Corporate Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global Corporate Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING – LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMC Form ADV and the WAMCL Form ADV each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Andrew J. Belshaw Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of investment management for Western Asset Company Limited since 2009; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2004-2009; Director of Institutional Fixed Income for M&G Investment Management from 2003-2004.

Christopher. Orndorff Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2010 ; Managing Principal and Executive Committee Member for Payden & Rygel from 1990-2009.

Paul Shuttleworth Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of Non-US Credit for Western Asset Company Limited since 2012; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2006-2011.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Effective December 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2014.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	108	$201.6 billion	None	None
	Other Pooled Vehicles	244	$89.6 billion	9	$2.1 billion
	Other Accounts	678	$175.5 billion	56	$17.9 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	43	$37.4 billion	None	None
	Other Pooled Vehicles	60	$32.8 billion	4	$1.3 billion
	Other Accounts	191	$53.3 billion	21	$8.1 billion

Andrew Belshaw ‡	Other Registered Investment Companies	3	$242 million	None	None
	Other Pooled Vehicles	39	$7.7 billion	2	$238 million
	Other Accounts	77	$33.5 billion	11	$5.1 billion

Paul Shuttleworth‡	Other Registered Investment Companies	4	$1.1 billion	None	None
	Other Pooled Vehicles	13	$2.3 billion	1	$101 million
	Other Accounts	19	$7.1 billion	2	$949 million

Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.7 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

Keith Gardner ‡	Other Registered Investment Companies	26	$27.7 billion	None	None
	Other Pooled Vehicles	26	$12.3 billion	1	$137 million
	Other Accounts	148	$35.9 billion	19	$7.9 billion

Christopher Orndorff ‡	Other Registered Investment Companies	11	$3.7 billion	None	None
	Other Pooled Vehicles	30	$11.1 billion	2	$238 million
	Other Accounts	62	$25.8 billion	7	$4.0 billion

Chia-Liang Lian‡*	Other Registered Investment Companies	4	$766 million	None	None
	Other Pooled Vehicles	34	$13.1 billion	1	$137 million
	Other Accounts	169	$38.6 billion	27	$9.4 billion

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of October 31, 2014.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Keith J. Gardner	A
Michael C. Buchanan Christopher Kilpatrick	A E
Andrew J. Belshaw	A
Christopher Orndorff	A
Paul Shuttleworth	A
Chia-Liang Lian*	A

*	Mr. Lian will join the Fund’s portfolio management team on December 31, 2014.

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
March 1 through March 31	4,000	$18.17	4,000	1,596,000
April 1 through April 30	15,518	$18.40	15,518	1,580,482
May 1 through May 31	0	0	0	1,580,482
June 1 through June 30	0	0	0	1,580,482
July 1 through July 31	0	0	0	1,580,482
August 1 through August 31	0	0	0	1,580,482
September 1 through September 30	57,057	$18.18	57,057	1,523,425
October 1 through October 31	39,541	$17.90	39,541	1,483,884
Total

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014